UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2014 (March 3, 2014)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

Effective March 3, 2014, Edward H. Meyer resigned from the board of directors of National CineMedia, Inc. (the “Company”). Mr. Meyer’s resignation did not result from any disagreement with the Company. Mr. Meyer was a member of the Company’s Compensation Committee and Nominating and Governance Committee.

Paula Williams Madison was designated to the board of directors to fill Mr. Meyer’s vacancy and serve out the remainder of his term, by American Multi-Cinema, Inc. (“AMC”) pursuant to the Director Designation Agreement, dated as of February 13, 2007, between the Company and its founding members, AMC and its affiliates, Cinemark Holdings, Inc. and its affiliates and Regal CineMedia Holdings, LLC and its affiliates (the “Director Designation Agreement”). The Director Designation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Ms. Madison has not been appointed to serve on any committees of the board of directors at this time.

The Company issued a press release announcing Ms. Madison’s appointment as a director on March 7, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

Also on March 3 2014, the Company entered into an Indemnification Agreement with Ms. Madison, in substantially similar form to the indemnification agreements entered into by the Company with its other directors and officers. The Indemnification Agreement requires the Company to indemnify Ms. Madison against liabilities that may arise by reason of her status or service as a director. It also requires the Company to advance any expenses incurred by Ms. Madison as a result of any proceeding against her as to which she could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.

A form of the Indemnification Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Reference	Description

10.1	(1)	Director Designation Agreement.

10.2	(2)	Form of Indemnification Agreement.

99.1		Press Release of National CineMedia, Inc. dated March 7, 2014.

(1)	Incorporated by reference to Exhibit 10.10 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.
(2)	Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 7, 2014	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary